SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.

                      SELIGMAN HENDERSON INTERNATIONAL FUND
                 SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
               SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
                    SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND
                   100 Park Avenue o New York, New York 10017
                     New York City Telephone: (212) 850-1864
        Toll-Free Telephone: (800) 221-2450 all continental United States
     For Retirement Plan Information -- Toll-Free Telephone: (800) 445-1777


                                                                   March 1, 1998


     SELIGMAN HENDERSON INTERNATIONAL FUND (the "International Fund") seeks long-term capital appreciation primarily by making investments in securities of non-United States issuers.

     SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND (the "Emerging Markets Growth Fund") seeks long-term capital appreciation by investing at least 65% of its assets in equity securities of companies in emerging markets. BECAUSE OF THE SPECIAL RISKS INVOLVED WITH INVESTING IN SECURITIES OF EMERGING MARKET
COMPANIES, AN INVESTMENT IN THE EMERGING MARKETS GROWTH FUND SHOULD BE CONSIDERED SPECULATIVE AND NOT APPROPRIATE FOR INDIVIDUALS WHO REQUIRE SAFETY OF PRINCIPAL OR STABLE INCOME FROM THEIR INVESTMENTS.

     SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND (the "Global Growth Opportunities Fund") seeks long-term capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

     SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND (the "Global Smaller Companies Fund") seeks long-term capital appreciation primarily by making global investments in companies with small to medium market capitalization.

     SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND (the "Global Technology Fund") seeks long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries.

     The International Fund, The Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund (each individually, a "Series") are each a separate series of Seligman Henderson Global Fund Series, Inc. (the "Fund"), an open-end diversified management investment company. The Fund may offer additional series in the future. There can be no assurance that a Series will achieve its investment objective. For a description of each Series' investment objective and policies, including the risk factors associated with an investment in the Fund, see "Investment Objectives and Policies."

     The Fund is managed by J. & W. Seligman & Co. Incorporated (the "Manager"). Seligman Henderson Co. (the "Subadviser") supervises and directs the Fund's global investments. The Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager.

                                                   (continued on following page)

     This Prospectus sets forth concisely the information a prospective investor should know about the Fund and the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL
 DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

     Each Series offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A Shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales load but are subject to a CDSL of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of a Series may be purchased through any authorized investment dealer.



                                TABLE OF CONTENTS


                                                       PAGE
                                                       ----
Summary of Series Expenses ..........................    3
Financial Highlights ................................    8
Alternative Distribution System .....................   14
Investment Objectives and Policies ..................   16
Management Services .................................   24
Purchase of Shares ..................................   27
Telephone Transactions ..............................   34
Redemption of Shares ................................   35
Administration, Shareholder Services and
   Distribution Plans ...............................   37


                                                       PAGE
                                                       ----
Exchange Privilege ..................................   38
Further Information about Transactions in the
   Series ...........................................   40
Dividends and Gain Distributions ....................   40
Federal Income Taxes ................................   41
Shareholder Information .............................   43
Advertising a Series' Performance ...................   45
Organization and Capitalization .....................   45

                           SUMMARY OF SERIES EXPENSES

      The purpose of the following tables is to assist investors in understanding the various costs and expenses which shareholders of the Fund bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. Each Series' Administration, Shareholder Services and Distribution Plan to which the caption "12b-1 Fees" relates is discussed under "Administration, Shareholder Services and Distribution Plans" herein.

                                                         INTERNATIONAL FUND

                                                                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
                                                                    (INITIAL SALES     (DEFERRED SALES    (DEFERRED SALES
                                                                   LOAD ALTERNATIVE)  LOAD ALTERNATIVE)  LOAD ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price) ...................          4.75%              None               None
      Sales Load on Reinvested Dividends ......................          None               None               None
      Deferred Sales Load (as a percentage of original
        purchase price or redemption proceeds,
        whichever is lower) ...................................          None;         5% in 1st year    1% in first year
                                                                     except 1% in      4% in 2nd year     None thereafter
                                                                    first 18 months     3% in 3rd and
                                                                   if initial sales       4th years
                                                                    load was waived    2% in 5th year
                                                                in full due to size    1% in 6th year
                                                                      of purchase      None thereafter
      Redemption Fees .........................................          None               None               None
      Exchange Fees ...........................................          None               None               None

ANNUAL SERIES OPERATING EXPENSES FOR FISCAL 1997                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
  (as a percentage of average net assets)
      Management Fees .........................................          1.00%              1.00%              1.00%
      12b-1 Fees ..............................................           .20               1.00*              1.00*
      Other Expenses ..........................................           .58                .58                .58
                                                                         ----               ----               ----
      Total Series Operating Expenses .........................          1.78%              2.58%              2.58%
                                                                         ====               ====               ====

EXAMPLE                                                                      1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                                             ------      -------    -------    --------
An investor would pay the following
expenses on a $1,000  investment,  assuming
(1) 5% annual return and
(2) redemption at the end of each time period .............      Class A       $65        $101        $139        $247
                                                                 Class B+       76         110         157         272
                                                                 Class D        36          80         137         291
An investor would pay the following expenses on the
same investment, assuming no redemption ...................      Class B+      $26       $  80        $137        $272
                                                                 Class D        26          80         137         291

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.
----------
  * Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers Inc., the aggregate deferred sales loads and distribution fees on Class B and Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

  + The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.


                                               SUMMARY OF SERIES EXPENSES (continued)

                                                    EMERGING MARKETS GROWTH FUND

                                                                        CLASS A            CLASS B            CLASS D
                                                                    --------------      --------------    ---------------
                                                                    (INITIAL SALES     (DEFERRED SALES    (DEFERRED SALES
                                                                   LOAD ALTERNATIVE)  LOAD ALTERNATIVE)  LOAD ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price) ........................     4.75%              None               None
      Sales Load on Reinvested Dividends ...........................     None               None               None
      Deferred Sales Load (as a percentage of original
        purchase price or redemption proceeds,
        whichever is lower) ........................................     None;         5% in 1st year    1% in first year
                                                                     except 1% in      4% in 2nd year     None thereafter
                                                                    first 18 months     3% in 3rd and
                                                                   if initial sales       4th years
                                                                    load was waived    2% in 5th year
                                                                in full due to size    1% in 6th year
                                                                      of purchase      None thereafter
      Redemption Fees ..............................................     None               None               None
      Exchange Fees ................................................     None               None               None

ANNUAL SERIES OPERATING EXPENSES FOR FISCAL 1997                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
  (as a percentage of average net assets)
      Management Fees ..............................................     1.25%              1.25%              1.25%
      12b-1 Fees ...................................................      .23               1.00*              1.00*
      Other Expenses ...............................................      .79                .79                .79
                                                                         ----               ----               ----
      Total Series Operating Expenses ..............................     2.27%              3.04%              3.04%
                                                                         ====               ====               ====

EXAMPLE                                                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                                                             ------     -------    -------    --------
An investor would pay the following  expenses on a $1,000
investment,  assuming (1) 5% annual return and
(2) redemption at the end of each time period .............      Class A       $69        $115        $163        $296
                                                                 Class B+       81         124         180         318
                                                                 Class D        41          94         160         336
An investor would pay the following expenses on the
same investment, assuming no redemption ...................      Class B+      $31        $ 94        $160        $318
                                                                 Class D        31          94         160         336

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.
----------
* Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers Inc., the aggregate deferred sales loads and distribution fees on Class B and Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

+ The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.


                                               SUMMARY OF SERIES EXPENSES (continued)


                                                  GLOBAL GROWTH OPPORTUNITIES FUND

                                                                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
                                                                    (INITIAL SALES     (DEFERRED SALES    (DEFERRED SALES
                                                                   LOAD ALTERNATIVE)  LOAD ALTERNATIVE)  LOAD ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price) ...................          4.75%              None               None
      Sales Load on Reinvested Dividends ......................          None               None               None
      Deferred Sales Load (as a percentage of original
        purchase price or redemption proceeds,
        whichever is lower) ...................................          None;         5% in 1st year    1% in first year
                                                                     except 1% in      4% in 2nd year     None thereafter
                                                                    first 18 months     3% in 3rd and
                                                                   if initial sales       4th years
                                                                    load was waived    2% in 5th year
                                                                in full due to size    1% in 6th year
                                                                      of purchase      None thereafter
      Redemption Fees .........................................          None               None               None
      Exchange Fees ...........................................          None               None               None

ANNUAL SERIES OPERATING EXPENSES FOR FISCAL 1997                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
  (as a percentage of average net assets)
      Management Fees .........................................          1.00%              1.00%              1.00%
      12b-1 Fees ..............................................           .24               1.00*              1.00*
      Other Expenses ..........................................           .45                .45                .45
                                                                         ----               ----               ----
      Total Series Operating Expenses .........................          1.69%              2.45%              2.45%
                                                                         ====               ====               ====

EXAMPLE                                                                       1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                                              ------      -------    -------    --------
An investor would pay the following  expenses on a $1,000
investment,  assuming (1) 5% annual return and
(2) redemption at the end of each time period ........           Class A       $64          $ 98      $135        $238
                                                                 Class B+       75           106       151         260
                                                                 Class D        35            76       131         279
An investor would pay the following expenses on the
same investment, assuming no redemption ..............           Class B+      $25          $ 76      $131        $260
                                                                 Class D        25            76       131         279

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.
----------------
* Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers Inc., the aggregate deferred sales loads and distribution fees on Class B and Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

+ The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.


                                               SUMMARY OF SERIES EXPENSES (continued)

                                                    GLOBAL SMALLER COMPANIES FUND

                                                                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
                                                                    (INITIAL SALES     (DEFERRED SALES    (DEFERRED SALES
                                                                   LOAD ALTERNATIVE)  LOAD ALTERNATIVE)  LOAD ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price) ..................           4.75%              None               None
      Sales Load on Reinvested Dividends .....................           None               None               None
      Deferred Sales Load (as a percentage of original
        purchase price or redemption proceeds,
        whichever is lower) ..................................           None;         5% in 1st year        1% during
                                                                     except 1% in      4% in 2nd year       first year
                                                                    first 18 months     3% in 3rd and     None thereafter
                                                                   if initial sales       4th years
                                                                    load was waived    2% in 5th year
                                                                in full due to size    1% in 6th year
                                                                      of purchase      None thereafter
      Redemption Fees ........................................           None               None               None
      Exchange Fees ..........................................           None               None               None

ANNUAL SERIES OPERATING EXPENSES FOR FISCAL 1997                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
  (as a percentage of average net assets)
      Management Fees ........................................           1.00%              1.00%              1.00%
      12b-1 Fees .............................................            .24               1.00*              1.00*
      Other Expenses .........................................            .43                .43                .43
                                                                         ----               ----               ----
      Total Series Operating Expenses ........................           1.67%              2.43%              2.43%
                                                                         ====               ====               ====

EXAMPLE                                                                       1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                                              ------      -------    -------    --------
An investor would pay the following  expenses
on a $1,000  investment,  assuming
(1) 5% annual return and
(2) redemption at the end of each time period .......            Class A       $64         $ 98        $134        $236
                                                                 Class B+       75          106         150         258
                                                                 Class D        35           76         130         277
An investor would pay the following expenses on the
same investment, assuming no redemption                          Class B+      $25         $ 76        $130        $258
 ....................................................            Class D        25           76         130         277

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.
----------------
* Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers Inc., the aggregate deferred sales loads and distribution fees on Class B and Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

+ The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

                                               SUMMARY OF SERIES EXPENSES (continued)

                                                       GLOBAL TECHNOLOGY FUND

                                                                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
                                                                    (INITIAL SALES     (DEFERRED SALES    (DEFERRED SALES
                                                                   LOAD ALTERNATIVE)  LOAD ALTERNATIVE)  LOAD ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price) .................            4.75%              None               None
      Sales Load on Reinvested Dividends ....................            None               None               None
      Deferred Sales Load (as a percentage of original
        purchase price or redemption proceeds,
        whichever is lower) .................................            None;         5% in 1st year        1% during
                                                                     except 1% in      4% in 2nd year       first year
                                                                    first 18 months     3% in 3rd and     None thereafter
                                                                   if initial sales       4th years
                                                                    load was waived    2% in 5th year
                                                                in full due to size    1% in 6th year
                                                                      of purchase      None thereafter
      Redemption Fees .......................................            None               None               None
      Exchange Fees .........................................            None               None               None
ANNUAL SERIES OPERATING EXPENSES FOR FISCAL 1997                        CLASS A            CLASS B            CLASS D
                                                                        -------            -------            -------
  (as a percentage of average net assets)
      Management Fees .......................................            1.00%              1.00%              1.00%
      12b-1 Fees ............................................             .25               1.00*              1.00*
      Other Expenses ........................................             .42                .42                .42
                                                                         ----               ----               ----
      Total Series Operating Expenses .......................            1.67%              2.42%              2.42%
                                                                         ====               ====               ====

EXAMPLE                                                                       1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                                              ------      -------    -------    --------
An investor would pay the following
expenses on a $1,000  investment, assuming
(1) 5% annual return and
(2) redemption at the end of each time period ........           Class A       $64         $ 98        $134        $236
                                                                 Class B+       75          105         149         257
                                                                 Class D        35           75         129         276
An investor would pay the following expenses on the
same investment, assuming no redemption ..............           Class B+      $25         $ 75        $129        $257
                                                                 Class D        25           75         129         276

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.
----------
* Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers Inc., the aggregate deferred sales loads and distribution fees on Class B and Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

+ The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

                              FINANCIAL HIGHLIGHTS

     Each Series' financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Series, should be read in conjunction with the financial statements and notes contained in the Fund's 1997 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained from the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

     "Per share operating performance data" is designed to allow investors to trace the operating performance, on a per share basis, from the beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period.

     Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts. The total return based on net asset value measures a Class's performance assuming investors purchased Fund shares at net asset value as of the beginning of each period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of a Series. The total returns for periods of less than one year are not annualized.

     "Average commission rate paid" represents the average commissions paid by the Series to purchase or sell securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                                         INTERNATIONAL FUND
                                                                                       CLASS A
                                                         -----------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,                    4/7/92*
                                                         -----------------------------------------------------       TO
PER SHARE OPERATING PERFORMANCE:                           1997        1996       1995       1994        1993     10/31/92
                                                          ------      ------     ------     ------      ------     -------
NET ASSET VALUE, BEGINNING OF YEAR ...................    $17.17     $16.71      $17.67     $15.98      $11.89     $12.00
                                                          ------     ------      ------     ------      ------     ------
Net investment income (loss)                               (0.04)      0.05        0.06       0.04        0.04       0.08
Net realized and unrealized investment gain (loss) ...      2.47       1.77       (0.42)      0.91        4.25      (0.23)
Net realized and unrealized gain (loss) on foreign
currency transactions ................................     (0.79)     (0.44)       0.09       1.08       (0.17)      0.04
                                                          ------     ------      ------     ------      ------     ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .......      1.64       1.38       (0.27)      2.03        4.12      (0.11)
Dividends paid .......................................        --         --          --      (0.01)      (0.03)        --
Distributions from net gain realized .................     (0.89)     (0.92)      (0.69)     (0.33)         --         --
                                                          ------     ------      ------     ------      ------     ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ...........      0.75       0.46       (0.96)      1.69        4.09      (0.11)
                                                          ------     ------      ------     ------      ------     ------
NET ASSET VALUE, END OF YEAR .........................    $17.92     $17.17      $16.71     $17.67      $15.98     $11.89
                                                          ======     ======      ======     ======      ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...............     9.83%      8.43%     (1.24)%     12.85%      34.78%    (0.92)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .......................     1.78%      1.81%       1.69%      1.63%       1.75%      1.75%+
Net investment income (loss) to average net assets ...   (0.23)%      0.28%       0.35%      0.27%       0.27%      1.25%+
Portfolio turnover ...................................    83.11%     55.71%      60.70%     39.59%      46.17%     12.77%
Average commission rate paid .........................   $0.0201    $0.0180
NET ASSETS, END OF YEAR (000s omitted) ...............   $46,107    $50,998     $48,763    $62,922     $33,134    $14,680
Without expense reimbursement and/or
management fee waiver:**
  Net investment income (loss) per share .............                                                  $(0.04)        --
  Ratios:
  Expenses to average net assets .....................                                                    2.30%     2.92%+
  Net investment income (loss) to average net assets .                                                   (0.28)%    0.08%+

----------------
   * Commencement of investment operations.
  ** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
   + Annualized.

     The data provided above for the International Fund's Class A shares reflects historical information and therefore has not been adjusted to reflect, for the period prior to its implementation on September 21, 1993, the effect of the Administration, Shareholder Services and Distribution Plan.


                                                  FINANCIAL HIGHLIGHTS (continued)

                                                   INTERNATIONAL FUND (continued)

                                                    CLASS B                                 CLASS D
                                              -------------------    ------------------------------------------------------
                                                YEAR      4/22/96*             YEAR ENDED OCTOBER 31,              9/21/93*
                                                ENDED       TO       -----------------------------------------       TO
PER SHARE OPERATING PERFORMANCE:              10/31/97   10/31/96     1997        1996       1995        1994     10/31/93
                                              --------   --------    ------      ------     ------      ------    --------
NET ASSET VALUE, BEGINNING OF PERIOD .......  $16.74      $17.38     $16.74      $16.43     $17.53      $15.96     $15.23
                                              ------      ------     ------      ------     ------      ------     ------
Net investment loss ........................   (0.18)      (0.03)     (0.18)      (0.08)     (0.07)      (0.09)     (0.03)
Net realized and unrealized
  investment gain (loss) ...................    2.42       (0.54)      2.42        1.75      (0.43)       0.91       1.17
Net realized and unrealized
  gain (loss) on foreign
  currency transactions ....................   (0.79)      (0.07)     (0.79)      (0.44)      0.09        1.08      (0.41)
                                              ------      ------     ------      ------     ------      ------     ------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS .................................    1.45       (0.64)      1.45        1.23      (0.41)       1.90       0.73
Dividends paid .............................      --          --         --          --         --          --         --
Distributions from net gain realized .......   (0.89)         --      (0.89)      (0.92)     (0.69)      (0.33)        --
                                              ------      ------     ------      ------     ------      ------     ------
NET INCREASE (DECREASE) IN
NET ASSET VALUE ............................    0.56       (0.64)      0.56        0.31      (1.10)       1.57       0.73
                                              ------      ------     ------      ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD .............  $17.30      $16.74     $17.30      $16.74     $16.43      $17.53     $15.96
                                              ======      ======     ======      ======     ======      ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE:......   8.90%     (3.68)%      8.90%       7.62%    (2.08)%      12.03%      4.79%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .............   2.58%       2.66%+     2.58%       2.64%      2.50%       2.50%      2.50%+
Net investment loss to average net assets .. (1.03)%     (0.35)%+   (1.03)%     (0.47)%    (0.44)%     (0.53)%    (1.86)%+
Portfolio turnover .........................  83.11%      55.71%+++  83.11%      55.71%     60.70%      39.59%     46.17%++
Average commission rate paid ............... $0.0201     $0.0180+++ $0.0201     $0.0180
NET ASSETS, END OF PERIOD (000s omitted) ...  $6,350      $2,843    $40,977     $47,917    $31,273     $19,903     $1,648
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share ............                                                $(0.09)     $(0.11)     $(0.11)
  Ratios:
  Expenses to average net assets ...........                                                 2.62%       2.67%      8.49%+
  Net investment loss to average net assets.                                               (0.56)%     (0.70)%    (7.84)%+

----------
   * Commencement of operations.
  ** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
   + Annualized.
  ++ For the year ended October 31, 1993.
 +++ For the year ended October 31, 1996.

                                                    EMERGING MARKETS GROWTH FUND

                                                                CLASS A
                                                          -------------------
                                                           YEAR       5/28/96*
                                                           ENDED        TO
PER SHARE OPERATING PERFORMANCE:                         10/31/97    10/31/96
                                                          -------     -------

NET ASSET VALUE, BEGINNING OF PERIOD ..................    $6.78      $7.14
                                                           -----      -----
Net investment loss                                        (0.05)     (0.02)
Net realized and unrealized investment gain (loss) ....     1.05      (0.25)
Net realized and unrealized loss on foreign
currency transactions .................................    (0.44)     (0.09)
                                                           -----      -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ........     0.56      (0.36)
Dividends paid ........................................       --         --
Distributions from net gain realized ..................       --         --
                                                           -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ............     0.56      (0.36)
                                                           -----      -----
NET ASSET VALUE, END OF PERIOD ........................    $7.34      $6.78
                                                           =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ................    8.26%    (5.04)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ........................    2.27%      2.22%+
Net investment loss to average net assets .............  (0.56)%    (0.69)%+
Portfolio turnover ....................................   84.09%     12.24%
Average commission rate paid ..........................  $0.0013    $0.0156
NET ASSETS, END OF PERIOD (000s omitted) ..............  $44,061    $19,864
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share .......................             $(0.05)
  Ratios:
  Expenses to average net assets ......................               3.02%+
  Net investment loss to average net assets ...........             (1.49)%+

                                                                CLASS B                CLASS D
                                                         ---------------------   -------------------
                                                           YEAR       5/28/96*    YEAR      5/28/96*
                                                           ENDED        TO        ENDED       TO
PER SHARE OPERATING PERFORMANCE:                         10/31/97    10/31/96   10/31/97   10/31/96
                                                         --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ...................   $6.76       $7.14       $6.76      $7.14
                                                           -----       -----       -----      -----
Net investment loss ....................................   (0.11)      (0.04)      (0.11)     (0.04)
Net realized and unrealized investment gain (loss) .....    1.06       (0.25)       1.06      (0.25)
Net realized and unrealized loss on foreign
currency transactions ..................................   (0.44)      (0.09)      (0.44)     (0.09)
                                                           -----       -----       -----      -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .........    0.51       (0.38)       0.51      (0.38)
Dividends paid .........................................      --          --          --         --
Distributions from net gain realized ...................      --          --          --         --
                                                           -----       -----       -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .............    0.51       (0.38)       0.51      (0.38)
                                                           -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD .........................   $7.27       $6.76       $7.27      $6.76
                                                           =====       =====       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: .................   7.54%     (5.32)%       7.54%    (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................   3.04%       3.00%+      3.04%      3.00%+
Net investment loss to average net assets .............. (1.33)%     (1.47)%+    (1.33)%    (1.47)%+
Portfolio turnover .....................................  84.09%      12.24%      84.09%     12.24%
Average commission rate paid ........................... $0.0013     $0.0156     $0.0013    $0.0156
NET ASSETS, END OF PERIOD (000s omitted) ............... $28,819     $10,541     $31,259    $13,664
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share ........................             $(0.07)                 $(0.07)
  Ratios:
  Expenses to average net assets .......................               3.80%+                 3.80%+
  Net investment loss to average net assets ............             (2.27)%+               (2.27)%+

----------
   * Commencement of operations.
  ** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
   + Annualized.

                                               GLOBAL GROWTH OPPORTUNITIES FUND

                                                                CLASS A
                                                        -----------------------
                                                           YEAR       11/1/95*
                                                           ENDED        TO
PER SHARE OPERATING PERFORMANCE:                         10/31/97    10/31/96
                                                         --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $8.08      $7.14
                                                          ------     ------
Net investment loss ..................................     (0.05)     (0.03)
Net realized and unrealized investment gain ..........      1.47       1.12
Net realized and unrealized loss on foreign
currency transactions ................................     (0.30)     (0.15)
                                                          ------     ------
INCREASE FROM INVESTMENT OPERATIONS ..................      1.12       0.94
Dividends paid .......................................        --         --
Distributions from net gain realized .................        --         --
                                                          ------     ------
NET INCREASE IN NET ASSET VALUE ......................      1.12       0.94
                                                          ------     ------
NET ASSET VALUE, END OF PERIOD .......................     $9.20      $8.08
                                                          ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...............    13.86%     13.17%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .......................     1.69%      1.91%
Net investment loss to average net assets ............   (0.59)%    (0.53)%
Portfolio turnover ...................................    79.32%     31.44%
Average commission rate paid .........................   $0.0251    $0.0160
NET ASSETS, END OF PERIOD (000s omitted) .............  $109,060   $107,509


                                                                CLASS B                CLASS D
                                                        ---------------------- ----------------------
                                                           YEAR       4/22/96*    YEAR      11/1/95*
                                                           ENDED        TO        ENDED       TO
PER SHARE OPERATING PERFORMANCE:                         10/31/97    10/31/96   10/31/97   10/31/96
                                                         --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $8.02      $8.04       $8.02      $7.14
                                                          ------      -------    ------     ------
Net investment loss ..................................     (0.12)     (0.04)      (0.12)     (0.09)
Net realized and unrealized investment gain ..........      1.46       0.06        1.46       1.12
Net realized and unrealized loss on foreign
currency transactions ................................     (0.30)     (0.04)      (0.30)     (0.15)
                                                          ------      -------    ------     ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .......      1.04      (0.02)       1.04       0.88
Dividends paid .......................................        --         --          --         --
Distributions from net gain realized .................        --         --          --         --
                                                          ------      -------    ------     ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ...........      1.04      (0.02)       1.04       0.88
                                                          ------      -------    ------     ------
NET ASSET VALUE, END OF PERIOD .......................     $9.06      $8.02       $9.06      $8.02
                                                          ======      =======    ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...............    12.97%      (0.25)%    12.97%     12.33%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .......................     2.45%      2.53%+      2.45%      2.67%
Net investment loss to average net assets ............   (1.35)%    (1.13)%+    (1.35)%    (1.25)%
Portfolio turnover ...................................    79.32%     31.44%++    79.32%     31.44%
Average commission rate paid .........................   $0.0251    $0.0160++   $0.0251    $0.0160
NET ASSETS, END OF PERIOD (000s omitted) .............   $19,311    $ 9,257     $64,300    $53,540

----------------
   * Commencement of operations.
   + Annualized.
  ++ For the year ended October 31, 1996.


                                                  FINANCIAL HIGHLIGHTS (continued)
                                                    GLOBAL SMALLER COMPANIES FUND
                                                                                       CLASS A
                                                         -----------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,                    9/9/92*
                                                         -------------------------------------------------------     TO
PER SHARE OPERATING PERFORMANCE:                           1997        1996       1995       1994        1993     10/31/92
                                                          ------      ------     ------     ------       -----     -------
NET ASSET VALUE, BEGINNING OF YEAR ...................    $15.14     $13.90      $11.93     $ 9.98       $7.15      $7.14
                                                          ------     ------      ------     ------       -----      -----
Net investment loss                                           --         --       (0.02)     (0.08)      (0.02)        --
Net realized and unrealized investment gain ..........      1.61       2.38        2.24       1.57        3.07       0.02
Net realized and unrealized gain (loss) on foreign
currency transactions ................................     (0.40)     (0.18)       0.08       0.52       (0.20)     (0.01)
                                                          ------     ------      ------     ------       -----      -----
INCREASE FROM INVESTMENT OPERATIONS ..................      1.21       2.20        2.30       2.01        2.85       0.01
Dividends paid                                                --         --          --         --       (0.02)        --
Distributions from net gain realized .................     (0.73)     (0.96)      (0.33)     (0.06)         --         --
                                                          ------     ------      ------     ------       -----      -----
NET INCREASE IN NET ASSET VALUE ......................      0.48       1.24        1.97       1.95        2.83       0.01
                                                          ------     ------      ------     ------       -----      -----
NET ASSET VALUE, END OF YEAR .........................    $15.62     $15.14      $13.90     $11.93       $9.98      $7.15
                                                          ======     ======      ======     ======       =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...............     8.28%     16.95%      20.10%     20.28%      39.86%      0.14%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .......................     1.67%      1.75%       1.83%      1.92%       1.98%      1.75%+
Net investment income (loss) to average net assets ...     0.02%      0.01%     (0.20)%    (0.77)%     (0.29)%      0.13%+
Portfolio turnover ...................................    57.24%     45.38%      63.05%     62.47%      60.03%         --
Average commission rate paid .........................   $0.0166    $0.0211
NET ASSETS, END OF YEAR (000s omitted) ...............  $434,397   $350,359    $102,479    $46,269     $20,703     $1,562
Without management fee waiver and
expense reimbursement:**
  Net investment loss per share ......................                                                  $(0.18)    $(0.07)
  Ratios:
  Expenses to average net assets .....................                                                   3.90%     12.28%+
  Net investment loss to average net assets ..........                                                 (2.21)%   (10.44)%+

                                                    CLASS B                                 CLASS D
                                              --------------------   -----------------------------------------------------
                                                YEAR      4/22/96*             YEAR ENDED OCTOBER 31,              5/3/93*
                                                ENDED       TO       -----------------------------------------       TO
PER SHARE OPERATING PERFORMANCE:              10/31/97   10/31/96     1997       1996       1995        1994     10/31/93
                                              --------   --------    ------     ------     ------      ------    --------
NET ASSET VALUE, BEGINNING OF PERIOD .....    $14.72      $14.44     $14.72      $13.63     $11.80      $ 9.94      $8.52
                                              ------      ------     ------      ------     ------      ------     ------
Net investment loss ......................     (0.11)      (0.06)     (0.11)      (0.11)     (0.12)      (0.16)     (0.05)
Net realized and unrealized
  investment gain ........................      1.56        0.33       1.57        2.34       2.20        1.57       1.60
Net realized and unrealized
  gain (loss) on foreign
  currency transactions ..................     (0.40)       0.01      (0.40)      (0.18)      0.08        0.51      (0.13)
                                              ------      ------     ------      ------     ------      ------     ------
INCREASE FROM INVESTMENT OPERATIONS ......      1.05        0.28       1.06        2.05       2.16        1.92       1.42
Dividends paid ...........................        --          --         --          --         --          --         --
Distributions from net gain realized .....     (0.73)         --      (0.73)      (0.96)     (0.33)      (0.06)        --
                                              ------      ------     ------      ------     ------      ------     ------
NET INCREASE IN NET ASSET VALUE ..........      0.32        0.28       0.33        1.09       1.83        1.86       1.42
                                              ------      ------     ------      ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD ...........    $15.04      $14.72     $15.05      $14.72     $13.63      $11.80      $9.94
                                              ======      ======     ======      ======     ======      ======      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...     7.39%       1.94%      7.47%      16.14%     19.11%      19.45%     16.67%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...........     2.43%       2.54%+     2.43%       2.51%      2.61%       2.70%      2.75%+
Net investment loss to average net assets.   (0.74)%     (0.80)%+   (0.74)%     (0.75)%    (0.97)%     (1.53)%    (1.35)%+
Portfolio turnover .......................    57.24%      45.38%+++  57.24%      45.38%     63.05%      62.47%     60.03%++
Average commission rate paid .............   $0.0166     $0.0211+++ $0.0166     $0.0211
NET ASSETS, END OF PERIOD (000s omitted) .  $247,600    $103,968   $370,625    $285,477    $85,548     $38,317    $10,344
Without management fee waiver and
expense reimbursement:**
  Net investment loss per share ..........                                                                         $(0.11)
  Ratios:
  Expenses to average net assets .........                                                                          4.25%+
  Net investment loss to average
   net assets ............................                                                                        (2.85)%+

----------
   * Commencement of operations.
  ** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
   + Annualized.
  ++ For the year ended October 31, 1993.
 +++ For the year ended October 31, 1996.

                                                  FINANCIAL HIGHLIGHTS (continued)

                                                       GLOBAL TECHNOLOGY FUND

                                                                                       CLASS A
                                                                     -------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,         5/23/94*
                                                                     ------------------------------       TO
PER SHARE OPERATING PERFORMANCE:                                      1997       1996       1995      10/31/94
                                                                     ------     ------     ------     --------
NET ASSET VALUE, BEGINNING OF PERIOD .............................   $11.31      $13.05     $ 8.37       $7.14
                                                                     ------      ------     ------       -----
Net investment loss ..............................................    (0.16)      (0.08)     (0.10)      (0.01)
Net realized and unrealized investment gain (loss) ...............     4.06       (0.92)      4.90        1.08
Net realized and unrealized
 gain (loss) on foreign currency transactions ....................    (0.07)       0.05      (0.05)       0.16
                                                                     ------      ------     ------       -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ...................     3.83       (0.95)      4.75        1.23
Dividends paid ...................................................       --       (0.02)        --          --
Distributions from net gain realized .............................       --       (0.77)     (0.07)         --
                                                                     ------      ------     ------       -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................     3.83       (1.74)      4.68        1.23
                                                                     ------      ------     ------       -----
NET ASSET VALUE, END OF PERIOD ...................................   $15.14      $11.31     $13.05       $8.37
                                                                     ======      ======     ======       =====
TOTAL RETURN BASED ON NET ASSET VALUE: ...........................   33.86%     (7.33)%     57.31%      17.23%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................    1.67%       1.75%      1.91%       2.00%+
Net investment loss to average net assets ........................  (1.10)%     (0.74)%    (0.89)%     (0.45)%+
Portfolio turnover ...............................................   94.06%      73.00%     87.42%      29.20%
Average commission rate paid .....................................  $0.0226     $0.0182
NET ASSETS, END OF PERIOD (000s omitted) ......................... $583,257    $499,858   $447,732     $50,719
Without expense reimbursement and/or management fee waiver:**
  Net investment loss per share ..................................                                      $(0.02)
  Ratios:
  Expenses to average net assets .................................                                       2.18%+
  Net investment loss to average net assets ......................                                     (0.63)%+


                                                                CLASS B                           CLASS D
                                                          -------------------   -------------------------------------------
                                                           YEAR       4/22/96*      YEAR ENDED OCTOBER 31,         5/23/94*
                                                           ENDED        TO       -----------------------------       TO
PER SHARE OPERATING PERFORMANCE:                         10/31/97    10/31/96     1997       1996        1995     10/31/94
                                                          -------     -------    ------     ------      ------    --------
NET ASSET VALUE, BEGINNING OF PERIOD .................    $11.09     $11.47      $11.09     $12.89      $ 8.34      $7.14
                                                          ------     ------      ------     ------      ------     ------
Net investment loss ..................................     (0.26)     (0.08)      (0.26)     (0.17)      (0.18)     (0.04)
Net realized and unrealized investment gain (loss) ...      3.97      (0.39)       3.97      (0.91)       4.85       1.08
Net realized and unrealized gain (loss) on foreign
  currency transactions ..............................     (0.07)      0.09       (0.07)      0.05       (0.05)      0.16
                                                          ------     ------      ------     ------      ------     ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .......      3.64      (0.38)       3.64      (1.03)       4.62       1.20
Dividends paid .......................................        --         --          --         --          --         --
Distributions from net gain realized .................        --         --          --      (0.77)      (0.07)        --
                                                          ------     ------      ------     ------      ------     ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ...........      3.64      (0.38)       3.64      (1.80)       4.55       1.20
                                                          ------     ------      ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD .......................    $14.73     $11.09      $14.73     $11.09      $12.89      $8.34
                                                          ======     ======      ======     ======      ======     ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...............    32.82%    (3.31)%      32.82%    (8.07)%      55.95%     16.81%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .......................     2.42%      2.51%+      2.42%      2.52%       2.66%      2.75%+
Net investment loss to average net assets ............   (1.85)%    (1.40)%+    (1.85)%    (1.50)%     (1.63)%    (1.22)%+
Portfolio turnover ...................................    94.06%     73.00%++    94.06%     73.00%      87.42%     29.20%
Average commission rate paid .........................   $0.0226    $0.0182++   $0.0226    $0.0182
NET ASSETS, END OF PERIOD (000s omitted) .............   $53,046    $18,840    $232,882   $197,412    $161,622     $6,499
Without expense reimbursement and/or
management fee waiver:**
  Net investment loss per share ......................                                                             $(0.06)
  Ratios:
  Expenses to average net assets .....................                                                              3.36%+
  Net investment loss to average net assets ..........                                                            (1.83)%+

----------
   * Commencement of operations.
  ** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
   + Annualized.
  ++ For the year ended October 31, 1996.

ALTERNATIVE DISTRIBUTION SYSTEM

     Each Series offers three classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter being subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

     Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the initial sales load and lower distribution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in a Series will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

     Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A Shares because the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased reached $1,000,000. In addition, Class B shares will be converted automatically to Class A shares after a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

     Alternatively, some investors might choose to have all of their funds invested initially in Class B or Class D shares, although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, fluctuations in net asset value or the effect of the return on the investment over this period of time.

     Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.

     Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribution fees with respect to Class B and Class D shares in that the sales loads and fees applicable to each class provide for the financing of the distribution of the shares of the Series.

     Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are subject to lower ongoing distribution fees.

     The three classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

     The Directors of the Fund believe that no conflict of interest currently exists between the Class A, Class B and Class D shares of each Series. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict arises. For this purpose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

     DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in one of the Series or another Seligman Mutual Fund for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                              ANNUAL
                            12B-1 FEES
             INITIAL    (AS A % OF AVERAGE        OTHER
           SALES LOAD    DAILY NET ASSETS)     INFORMATION
           ----------    ----------------      ----------
CLASS A   Maximum initial   Service fee of   Initial sales load
          sales load of     .25%.            waived or
          4.75% of the                       reduced for
          public offering                    certain
          price.                             purchases. CDSL
                                             of  1%  on  redemptions   within  18
                                             months  of  purchase  on  shares  on
                                             which  initial sales load was waived
                                             in  full  due  to  the  size  of the
                                             purchase.

CLASS B   None              Service fee of   CDSL of:
                            .25%;            5% in 1st year
                            Distribution fee 4% in 2nd year
                            of .75% until    3% in 3rd and 4th
                            conversion*      years
                                             2% in 5th  year  1% in 6th  year  0%
                                             after 6th year.
CLASS D   None              Service fee of   CDSL of 1% on
                            .25%; Distribu-  redemptions
                            tion fee of      within one year
                            .75%.            of purchase.

----------
* Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of a Series are exchanged for Class B shares of one of the other Seligman Mutual Funds (identified under "Exchange Privilege") the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVES AND POLICIES

     The International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund are each a separate series of Seligman Henderson Global Fund Series, Inc., an open-end diversified management investment company incorporated under the laws of the state of Maryland on November 22, 1991.

     SELIGMAN  HENDERSON  INTERNATIONAL  FUND. The  investment  objective of the
International Fund is long-term capital appreciation. The Series seeks to achieve this objective primarily by making investments in securities of non-United States issuers. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.

     The International Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in three principal regions: The United Kingdom/Continental Europe, the Pacific Basin and Latin America. Continental European countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. Pacific Basin countries include Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand. Latin American countries include Argentina, Brazil, Chile, Mexico and Venezuela.

     Under normal market conditions it is anticipated that at least five countries will be represented in the International Fund's portfolio. Investments will not normally be made in securities of issuers organized in the United States and Canada, although under exceptional conditions a large portion of the Series' assets may temporarily be invested in the United States.

     Securities may be included in the International Fund's portfolio without regard to minimum capitalization of their issuers. The Series will generally purchase securities of medium-to large-sized companies in the principal international markets, although it may purchase securities of companies that have a lower market capitalization in smaller regional markets.

     SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND. The investment objective of the Emerging Markets Growth Fund is long-term capital appreciation. The Series seeks to achieve its objective by investing at least 65% of its assets in equity securities of companies in emerging markets. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its objective.

     The Emerging Markets Growth Fund may invest in securities of issuers domiciled in any country. Under normal conditions, the Series will maintain investments in at least three emerging countries. The Series seeks to benefit from policies of economic development that are being adopted by many developing or emerging countries. These policies include domestic price reform, reducing internal budget deficits, privatizations, encouraging foreign investments and developing capital markets. Countries adopting such policies have normally experienced an acceleration of economic growth that, in many cases, has resulted in higher returns in the longer term than those of more developed countries. Examples of countries successfully adopting policies of economic development include South Korea, Taiwan, Malaysia, Thailand, Chile, Poland and Argentina. Examples of countries in the course of adopting policies of economic development include China, India, Russia and Brazil.

     An emerging market is a market in any country that the International Bank for Reconstruction and Development (the "World Bank") generally considers to be an emerging country. There are currently more than 150 countries which are considered to be emerging countries, approximately 60 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. INVESTING IN EMERGING MARKETS

ENTAILS A  SUBSTANTIAL  DEGREE  OF RISK,  AND,  AS SUCH,  AN  INVESTMENT  IN THE
EMERGING MARKETS GROWTH FUND SHOULD BE CONSIDERED SPECULATIVE AND NOT APPROPRIATE FOR INDIVIDUALS WHO REQUIRE SAFETY OF PRINCIPAL OR STABLE INCOME FROM THEIR INVESTMENTS. ADDITIONALLY, AN INVESTMENT IN THE EMERGING MARKETS GROWTH FUND SHOULD NOT BE CONSIDERED TO BE A COMPLETE INVESTMENT PROGRAM. SEE "EMERGING MARKET INVESTMENT RISK FACTORS."


     Currently, investing in many emerging markets is not feasible or may involve unacceptable risks. The Emerging Markets Growth Fund will focus its investments on those emerging countries in which it believes the economies are developing strongly and in which markets are becoming more sophisticated. The Series intends to invest primarily in markets in some or all of the following emerging countries: Argentina, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Ghana, Greece, Hungary, India, Indonesia, Jordan, Kenya, Malaysia, Mexico, Morocco, Namibia, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovakia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Zimbabwe. As more markets develop, the Emerging Markets Growth Fund expects to expand and further diversify its investments.


     A company in an emerging market is defined as a company: (i) the principal securities trading market for the equity securities of which is an emerging market; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging countries; or (iii) organized under the laws of, and with a principal office in, an emerging country.

     The Subadviser uses a top-down method in selecting investments on behalf of the Emerging Markets Growth Fund, i.e., first identifying geographic regions and individual countries and then identifying specific securities within these areas. For allocating investments among geographic regions and individual countries, the Subadviser will consider for each country such factors as current and forecast economic growth; valuation, size and potential of securities markets; expected levels of inflation; the balance of payments and external reserves; the outlook for the currency and interest rates; and financial, social and political conditions influencing investment opportunities. The Subadviser will select securities for inclusion in the Series' portfolio based on, among other factors, evaluation of a company's growth prospects, quality of management, liquidity and the relative valuation of the securities in the markets that the Subadviser has selected for investment.

     SELIGMAN  HENDERSON  GLOBAL  GROWTH   OPPORTUNITIES  FUND.  The  investment
objective of the Global Growth Opportunities Fund is long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends. The Subadviser believes that such trends are reshaping the world as it moves towards the new millennium. The trends focused on include global economic liberalization and the flow of capital through trade and investment; the globalization of the world's economy; the expansion of technology as an increasingly important influence on society; the increased awareness of the importance of protecting the environment; and the increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, security and leisure. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.


     The Global Growth Opportunities Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in four principal regions: The United Kingdom/Continental Europe, the Pacific Basin, Latin America (all of which are defined above under "Seligman Henderson International Fund") and North America. North America includes the United States and Canada. Under normal market conditions, the Series' assets will be invested in securities of issuers located in at least three different countries, one of which may be the United States.


     The Subadviser will select securities for inclusion in the Global Growth Opportunities Fund's portfolio based on, among other factors, evaluation of a company's growth prospects, quality of management, liquidity and the relative valuation of the securities in the markets that the Subadviser has selected for investment. Securities may be included in the Series' portfolio without regard to the minimum capitalization of the issuer.

     SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND. The investment objective of the Global Smaller Companies Fund is long-term capital appreciation. The Series seeks to achieve this objective primarily by making global investments in securities of emerging companies, i.e., companies with small to medium market capitalization. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.


     The Global Smaller Companies Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in four principal regions: the United Kingdom/Continental Europe, the Pacific Basin, Latin America (all of which are described above under "Seligman Henderson International Fund") and North America (which is described above under "Seligman Henderson Global Growth Opportunities Fund"). Under normal market conditions, the Series' assets will be invested in securities of issuers located in at least three different countries, one of which may be the United States.


     Under normal market conditions, the Global Smaller Companies Fund will invest at least 65% of its assets in securities of small- to medium-sized companies with market capitalizations up to $1 billion, although up to 35% of its total assets may be invested in securities of companies with market capitalizations over $1 billion. The Board of Directors of the Fund will periodically review and revise the capitalization requirements of smaller companies as circumstances may require. The Global Smaller Companies Fund anticipates that it will continue to hold the securities of smaller companies as those companies grow or expand so long as those investments continue to offer prospects of long-term growth. In extraordinary circumstances, the Series may invest for temporary defensive purposes, without limit, in large capitalization companies or increase its investments in debt securities.

     SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND. The investment objective of the Global Technology Fund is long-term capital appreciation. The Series seeks to achieve its objective by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.


     The Global Technology Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in four principal regions: the United Kingdom/Continental Europe, the Pacific Basin, Latin America (all of which are defined above under "Seligman Henderson International Fund") and North America (which is described above under "Seligman Henderson Global Growth Opportunities Fund"). Under normal market conditions, the Series' assets will be invested in securities of issuers located in at least three different countries, one of which may be the United States.


     The use of existing and developing technologies is an increasingly important component of human societies in every part of the civilized world. The Global Technology Fund defines technology as the use of science to create new products and services. As such, the industry comprises not only information technology and communications but also medical, environmental and bio-technology. The Series expects to invest in a broad range of technologies. The technology market is global in its scope and has exhibited and continues to demonstrate rapid growth both through increasing demand for existing products and services and the broadening of the technology market. Penetration rates remain low while emerging technologies such as multimedia and genetic engineering are opening up completely new markets. The application of new technology to traditional industries is, in many cases, revolutionizing both manufacturing and distribution industries. Nonetheless, older technologies such as photography and print also are typically represented.

     The Subadviser expects to take advantage of valuation anomalies in international markets created by the emergence of established U.S. technology trends in overseas markets and the relative immaturity of the technology sectors in those countries' securities markets.

     Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held in the Global Technology Fund's portfolio; however, rapidly changing technologies and the expansion of technology and technology-related industries provide a favorable environment for investment in companies of small- to medium-size. Consequently, the Series' investments are not subject to any minimum capitalization requirement and securities may be included in the Series' portfolio without regard to the capitalization of the issuer.

     GENERAL. In allocating investments among geographic regions and individual countries, the Subadviser will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.

     Each Series may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. Each Series will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts and warrants. A Series may, however, invest up to 25% of its assets in preferred stock and debt securities. Dividends or interest income are considered only when the Subadviser believes that such income will favorably influence the market value of a security in light of each Series' objective of capital appreciation. Equity securities in which each Series will invest may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets.

     Debt securities in which each Series may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Series, with the exception of the Emerging Markets Growth Fund, will invest only in "investment grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the Subadviser, of equivalent quality to "investment grade" securities. "Investment grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Service ("S&P"). Securities rated within the highest of the four investment grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Growth Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Series, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed by the Subadviser to be of comparable quality. The Emerging Markets Growth Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed by the Subadviser to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (Appendix A to the Statement of Additional Information contains a description of these rating categories.) Debt securities are interest-rate sensitive; accordingly, their value tends to decrease when interest rates rise and increase when interest rates fall.

     Each Series may invest in securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Series' investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

     By investing in foreign securities, a Series will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Subadviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Series' entire investment portfolio. Of course, a decline in the value of a Series' investments in one country may offset potential gains from investments in another country.

     FOREIGN INVESTMENT RISK FACTORS. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Series' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Series are uninvested and no return is earned thereon and may involve a risk of loss to a Series. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which a Series could lose its entire investment in a certain market), limitations on the removal of moneys or other assets of a Series, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Each Series may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Series, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to, the availability of sufficient foreign exchange on the date of payment is due, the relative size of its debt service burden to the economy as a whole, its balance of payments (including export performance) and cash flow situation, its access to international credits and investments, fluctuations in interest and currency rates and reserves, and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Series may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

     EMERGING MARKET INVESTMENT RISK FACTORS. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

     The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     FOREIGN CURRENCY RISK FACTORS. Investments in foreign securities will usually be denominated in foreign currency, and each Series may temporarily hold funds in foreign currencies. The value of a Series' in-vestments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Series may incur costs in connection with conversions between various currencies. A Series' net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Series. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

     TECHNOLOGY INVESTMENT RISK FACTORS. The value of the Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. As such, the Global Technology Fund is not an appropriate investment for individuals who require safety of principal or stable income from their investments. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries; changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, markets and financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

     SMALLER COMPANY INVESTMENT RISK FACTORS. The Subadviser believes that smaller companies generally have greater earnings and sales growth potential than larger companies. However, investments in such companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.


     YEAR 2000 RISKS. The Fund is dependent upon service providers and their computer systems for its day-to-day operations, and many of the Fund's service providers in turn depend upon computer systems of other persons. Many computer systems currently cannot properly recognize or process date sensitive information relating to the year 2000 and beyond. The Manager, Subadviser, Seligman Financial Services, Inc., and the Fund's custodian have been evaluating the impact the year 2000 issue may have on their computer systems. They expect that any modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. They are also working with vendors and other persons whose systems are linked to theirs to obtain satisfactory assurances regarding the year 2000 issue. Seligman Data Corp., which provides certain corporate and shareholder account services to the Fund at cost, has informed the Fund that it does not expect that the cost to the Fund of its services will increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The costs of systems remediation by persons other than Seligman Data Corp. will not be borne directly by the Fund. There can be no assurance that the remedial actions taken by the Fund's service providers will be sufficient or timely. Inadequate remediation could have an adverse effect on the Fund's operations, including pricing and securities trading and settlement, and the provision of shareholder services.


     DERIVATIVES. Each series may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Series will not invest in derivatives for speculative purposes, i.e., where the derivative investment exposes the Series to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

     A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Series will not invest in a specific type of derivative without prior approval from the Fund's Board of Directors, after consideration of, among other things, how the derivative instrument serves the Series' investment objective, and the risk associated with the investment. The only types of derivatives in which each Series is currently permitted to invest are stock purchase rights and warrants, and, as described more fully below, forward currency exchange contracts and put options.

     A Series may not invest in rights and warrants, if, at the time of acquisition, the investment in rights and warrants would exceed 5% of such Series' net assets (valued at the lower of cost or market). In addition, no more than 2% of net assets of a Series may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities will be deemed to have been purchased without cost.

     FORWARD CURRENCY EXCHANGE CONTRACTS. The Subadviser will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Series may enter into forward currency exchange contracts (agreements to purchase or sell foreign currencies at a future date). A Series will usually enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securities it already owns. A Series may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as U.S. Government securities or other liquid high-grade debt obligations.

     Although a Series will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Series may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Series' losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.

     OPTIONS TRANSACTIONS. Each Series may purchase put options on portfolio securities in an attempt to hedge against a decrease in the price of a security held by such Series. A Series will not purchase options for speculative purposes. Purchasing a put option gives a Series the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

     When a Series purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Series, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Objectives, Policies and Risks" in the Statement of Additional Information.

     BORROWING. Each Series may from time to time borrow money from banks for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Such borrowing will not exceed 5% of a Series' total assets (except the Emerging Markets Growth Fund, where such borrowings will not exceed 10% of such Series' total assets) and will be made at prevailing interest rates.

     LENDING OF PORTFOLIO SECURITIES. Each Series may lend its portfolio securities to brokers, dealers and other institutional investors in an amount not to exceed 331/3% of a Series' total assets taken at market value, for which it will receive collateral in cash or securities issued or guaranteed by the U.S. Government to be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The lending of portfolio securities could involve the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

     REPURCHASE AGREEMENTS. Each Series may enter into repurchase agreements with commercial banks or broker/dealers under which the Series acquires a U.S. Government or a short-term money market instrument subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period the Series holds the instrument that is unrelated to the interest rate on the instrument.

     A Series' repurchase agreements will at all times be fully collateralized, and the Series will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. Repurchase agreements could involve certain risks in the event of bankruptcy or other default of the seller, including possible delays and expenses in liquidating the underlying security, decline in the value of the underlying security and loss of interest.

     OTHER INVESTMENT COMPANIES. Certain emerging markets have restrictions that preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment is permitted in certain emerging markets through governmentally authorized investment vehicles or companies, including closed-end investment companies, which may be acquired at prices in excess of their net asset values. In accordance with the 1940 Act, each Series may invest up to 10% of its assets in shares of other investment companies. If a Series invests in other investment companies, shareholders would bear not only their proportionate share of Series' expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

     ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily market-able without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. A Series may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Series, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

     SHORT SALES. Each Series may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Series owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

     TEMPORARY INVESTMENTS. When the Subadviser believes that market conditions warrant a temporary defensive position, a Series may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. A Series' investments in commercial paper of U.S. issuers will be limited to (a) obligations rated Prime-1 by Moody's or A-1 by S&P or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by S&P's. A description of various commercial paper ratings and debt securities ratings appears in Appendix A to the Statement of Additional Information. A Series' investments in foreign short-term instruments will be limited to those that, in the opinion of the Subadviser, equate generally to the standards established for U.S. short-term instruments.

     Except  as  noted  above,  the  foregoing   investment   policies  are  not
fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of outstanding voting securities of a Series. A more detailed description of each Series' investment policies, including a list of those restrictions on each Series' investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series, or (2) 67% or more of the shares of the Series present at a shareholders' meeting, if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

MANAGEMENT SERVICES


     THE MANAGER. The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between J. & W. Seligman & Co. Incorporated and the Fund, on behalf of the Series, the Manager administers the business and other affairs of the Fund. The address of the Manager is 100 Park Avenue, New York, NY 10017.

     The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group at January 31, 1998 were approximately $18.2 billion. The Manager also provides investment management or advice to institutional and other accounts having an aggregate value at January 31, 1998 of approximately $6.5 billion.


     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

     The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


     The Manager is entitled to receive a management fee from each Series, calculated daily and payable monthly, equal to an annual rate of 1.25% of the average daily net assets of the Emerging Markets Growth Fund and 1.00% of the average daily net assets of each other Series, of which 1.15% and .90%, respectively, are paid to the Subadviser for services described below. The management fees are higher than those of many domestic investment companies but are comparable to those of most international and global equity funds. Each Series pays all of its expenses other than those assumed by the Manager or the Subadviser, including fees for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining corporate existence, custody and shareholder services, shareholder relations and insurance costs.

     The management fee rate paid by each Series and the total expenses for each Series' Class A, Class B and Class D shares, expressed as a percentage of average daily net assets of that Series or Class, are presented in the following table for the fiscal year ended October 31, 1997.

                    MANAGEMENT
                     FEE RATE
                      FOR THE
                    FISCAL YEAR       EXPENSE RATIOS FOR
                       ENDED            THE FISCAL YEAR
      SERIES         10/31/97           ENDED 10/31/97
       -----          -------       -----------------------
                                   CLASS A CLASS B  CLASS D
                                   -------  ------- -------
International Fund     1.00%        1.78%    2.58%   2.58%
Emerging Markets
  Growth Fund          1.25%        2.27%    3.04%   3.04%
Global Growth
  Opportunities Fund   1.00%        1.69%    2.45%   2.45%
Global Smaller
  Companies Fund       1.00%        1.67%    2.43%   2.43%
Global Technology
  Fund                 1.00%        1.67%    2.42%   2.42%





     THE SUBADVISER. Seligman Henderson Co. serves as Subadviser to the Fund pursuant to Subadvisory Agreements between the Manager and the Subadviser (the "Subadvisory Agreements"). The Subadvisory Agreements provide that the Subadviser will supervise and direct the Series' global investments in accordance with each Series' investment objective, policies and restrictions.

     The Subadviser was founded in 1991 as a joint venture between the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. The Subadviser, headquartered in New York, was created to provide international and global investment management services to institutional and individual investors and investment companies. The Subadviser also serves as Subadviser to Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Income Fund, Inc., certain portfolios of Seligman Portfolios,
Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The address of the Subadviser is 100 Park Avenue, New York, NY 10017.


      On February 10, 1998, AMP Ltd. made an offer to purchase all of the outstanding shares of Hendersen plc. The offer is subject to various conditions. The Manager and the Fund's Board of Directors are monitoring the status of the offer and its implications for the Subadviser's relationship with the Fund.

     PORTFOLIO MANAGEMENT. The Subadviser's Global Policy Group provides global investment policy, including country weightings, asset allocations and industry sector guidelines, as appropriate for each Series. The Group also provides overall policy with respect to identifying the global economic or social trends which will serve as the focus around which investments will be made with respect to the Global Growth Opportunities Fund.

     The Chairman of the Group is Mr. Iain C. Clark, who has been Chief Investment Officer of the Subadviser since April 1992. Mr. Clark is responsible for the day-to-day investment activities of the International Fund and the international investments of the Global Smaller Companies Fund, including the selection of individual securities for purchase or sale. He has been a Director and Senior Portfolio Manager of Henderson plc since 1985.

     Mr. Arsen Mrakovcic, a Vice President of the Fund, has responsibility for overseeing the domestic investments of the Global Smaller Companies Fund. Mr. Mrakovcic, a Managing Director of the Manager since January 1996, joined the Manager in June 1992 as a Portfolio Assistant. He was appointed Co-Portfolio Manager of Seligman Frontier Fund, Inc. and Vice President, Investment Officer of the Manager on January 1, 1995. He has been the sole Portfolio Manager of Seligman Frontier Fund, Inc. since October 1, 1995. Mr. Mrakovcic is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Frontier Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Portfolio.


     The Manager's discussion of the International Fund's and the Global Smaller Companies Fund's performance as well as line graphs illustrating comparative
performance   information   between  the  International

Fund and the Lipper International Funds Average and the Morgan Stanley Capital International Europe-Australasia-Far East Index, and between the Global Smaller Companies Fund and the Lipper Global Small Cap Funds Average, the Morgan Stanley Capital International World Index and the Salomon Brothers World EM Index are included in the Fund's fiscal 1997 Annual Report to shareholders.


     Mr. Peter Bassett has responsibility for directing and overseeing the investments of the Emerging Markets Growth Fund. Mr. Bassett has been head of Emerging Market Investments and Divisional Director, Henderson Investment Management, Henderson plc, since 1993. He was previously Deputy Head of the Far East Desk and Director at Touche Remnant & Co.


     The Manager's discussion of the Emerging Market Growth Fund's performance as well as a line graph illustrating comparative performance information between the Emerging Markets Growth Fund and the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index is included in the Fund's fiscal 1997 Annual Report to shareholders.

     Messrs. Richard R. Schmaltz and Nitin Mehta have responsibility for directing and overseeing the Global Growth Opportunities Fund's domestic and international investments, respectively.

     Mr. Schmaltz is primarily responsible for directing and overseeing the domestic investments of the Global Growth Opportunities Fund as a member of the Seligman Growth Team. Mr. Schmaltz joined the Manager in September 1996 as a Managing Director, Director of Investments. In November 1997, Mr. Schmaltz also was named Director of the Manager. From May 1993 to September 1996, Mr. Schmaltz was Director, Investment Research at Neuberger and Berman. Prior thereto, Mr. Schmaltz was Executive Vice President of McGlinn Capital. Mr. Schmaltz is also responsible for directing and overseeing the domestic investments of the Seligman Henderson Global Growth Opportunities Portfolio of Seligman Portfolios, Inc. ("SPI"), and for the day-to-day management of Seligman Capital Fund, Inc., Seligman Growth Fund, Inc., and the Seligman Capital Portfolio of SPI.


     Mr. Mehta has been a portfolio manager with Henderson plc since September 1994. From May 1993 to September 1994, Mr. Mehta was Head of Currency Management and Derivatives at Quorum Capital Management. From February 1993 to May 1993 he was a consultant with International Finance Corporation. From 1986 through 1992, he was Head of Equity Investments at Shearson Lehman Global Asset Management.


     The Manager's discussion of the Global Growth Opportunities Fund's performance as well as a line graph illustrating comparative performance information between the Global Growth Opportunities Fund and the Lipper Global Funds Average and the Morgan Stanley Capital International World Index is included in the Fund's fiscal 1997 Annual Report to shareholders.


     Mr. Paul H. Wick and Mr.  Brian  Ashford-Russell  have  responsibility  for
directing   and   overseeing   the  domestic  and   international   investments,
respectively, of the Global Technology Fund.


     Mr. Wick, a Vice President of the Fund, has been a Managing Director of the Manager since January 1995 and was elected Director of the Manager in November 1997. He joined the Manager in 1987 as an Associate, Investment Research. From April 1989 to December 1989, he was co-Portfolio Manager of Seligman High-Yield Bond Series. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Technology Portfolio. Previously, Mr. Wick was Vice President and Portfolio Manager of Seligman Frontier Fund, Inc.


     Mr. Ashford-Russell has been a Portfolio Manager with Henderson plc since February 1993. He was previously a Portfolio Manager with Touche Remnant & Co.

     The Manager's discussion of the Global Technology Fund's performance as well as a line graph illustrating comparative performance information between the Global Technology Fund and the Lipper Global Funds Average and the Morgan Stanley Capital International World Index are included in the Fund's fiscal 1997 Annual Report to shareholders.

     PORTFOLIO TRANSACTIONS. The Management Agreement and Subadvisory Agreement each recognize that in the purchase and sale of portfolio securities, the Manager and the Subadviser will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager and the Subadviser. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage commission rates, and research and analysis received may be useful to the Manager and Subadviser in connection with their services to other clients as well as to the Series. In over-the-counter markets, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable.

     Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors of the Fund may determine, the Manager and the Subadviser may consider sales of shares of the Series of the Fund and, if permitted by applicable laws, may consider sales of shares of the other Seligman Mutual Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series.


     PORTFOLIO TURNOVER. A change in securities held by a Series is known as "portfolio turnover," which may result in the payment by such Series of dealer spreads or underwriting commissions and other transactions costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater transactions costs and a possible increase in short-term capital gains or losses. Although it is the policy of each Series to hold securities for investment, changes will be made from time to time when the Subadviser believes such changes will strengthen a Series' portfolio. The portfolio turnover of any Series is not expected to exceed 100%.


PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.

     Each Series issues three classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.


     Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next determined after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.


     THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN A SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 FOR EACH SERIES (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR FUND ACCOUNTS ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

     The minimum amount for initial investment in the Fund is $500 for investors who purchase shares of the Fund through Merrill Lynch's MFA or MFA Select programs. There is no minimum investment required for investors who purchase shares of the Series through wrap fee programs.

     Purchase orders placed for Class B shares must be for an amount LESS THAN $250,000.

     Orders received by an authorized dealer by the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of regular trading on the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.


     Payment for dealer purchases may be made by check or by wire. To wire payments, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Series) (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.


     Current shareholders may purchase additional shares of a Series at any time through any authorized dealer or by sending a check, payable to "Seligman Group of Funds," in a postage-paid return envelope or directly to SELIGMAN DATA CORP., P.O. BOX 3947, NEW YORK, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Series name, and class of shares (A, B or D). Checks sent directly to Seligman Data Corp. and received in good order will be invested at such Series' net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load.

     IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FURTHER CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES FOR NEW ACCOUNTS OR IN THE SHAREHOLDER'S EXISTING CLASS FOR ADDITIONAL PURCHASES. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Fund.

     Seligman Data Corp. may charge a $10.00 service fee for checks returned to it as uncollectible. This fee may be deducted from the shareholder's account. For the protection of the Fund and its shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.


     VALUATION. The net asset value of a Series' shares is determined as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) each day. Net asset value is calculated separately for each class of shares of a Series. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Fund's Board of Directors.


     Although the legal rights of the Class A, Class B and Class D shares of each Series are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class B and Class D shares. In addition, net asset value per share of the three classes will be affected to the extent any other expenses differ among classes.


     CLASS A SHARES--INITIAL SALES LOAD. Class A shares of each Series are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plans."

--------------------------------------------------------------------------------
                       CLASS A SHARES--SALES LOAD SCHEDULE

                            SALES LOAD AS A
                             PERCENTAGE OF       REGULAR
                          --------------------   DEALER
                                    NET AMOUNT   DISCOUNT
                                     INVESTED    AS A % OF
                          OFFERING  (NET ASSET   OFFERING
     AMOUNT OF PURCHASE     PRICE     VALUE)       PRICE
    -------------------   --------  ----------   --------
    Less than   $ 50,000    4.75%       4.99%       4.25%
   $   50,000  -  99,999    4.00        4.17        3.50
      100,000 -  249,999    3.50        3.63        3.00
      250,000 -  499,999    2.50        2.56        2.25
      500,000 -  999,999    2.00        2.04        1.75
    1,000,000   or more*       0           0           0

----------
   * Shares acquired at net asset value pursuant to the above schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares-- Contingent Deferred Sales Load."
--------------------------------------------------------------------------------


     There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.


     SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.

     SFSI shall also pay broker/dealers, from its own resources, a fee on sales of certain Class A shares of the Seligman Mutual Funds participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million;
 .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

     REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

     Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.


o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series of the Fund alone, or in any combination of shares of the Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.

o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares already owned that were sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts.

o A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."


     SPECIAL PROGRAMS. Each Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.


     Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plans" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.


     Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months of plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.

     CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase, whichever is less.

YEARS SINCE PURCHASE                                     CDSL
--------------------                                     ----
less than 1 year .....................................    5%
1 year or more but less than 2 years .................    4%
2 years or more but less than 3 years ................    3%
3 years or more but less than 4 years ................    3%
4 years or more but less than 5 years ................    2%
5 years or more but less than 6 years ................    1%
6 years or more ......................................    0%

     Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Series exercising the exchange privilege will continue to be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of a Series acquired by exchange will be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.

     CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75%, and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.


     CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on redemptions of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services and Distribution Plans") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund such payments in respect of Class B shares, SFSI has assigned any Class B CDSL to FEP.

     A CDSL of 1% will also be imposed on redemptions of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.

     The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the proceeding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Dean Witter Reynolds, Inc. ("Dean Witter") by certain Chilean institutional investors (i.e. pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Dean Witter will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of the sale of such shares.

     To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and capital gain distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable CDSL period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends or gain distributions from any Class A, Class B or Class D shares of Seligman Mutual Funds.


     For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
  (122.449 @ $12.25) as follows: .............    $1,500.00
                                                  =========
Dividend/Distribution shares
  (5 @ $12.25) ...............................     $  61.25
Shares held more than 1 year
  (100 @ $12.25) .............................     1,225.00
Shares held less than 1 year subject
  to CDSL (17.449 @ $12.25) ..................     $ 213.75
                                                  ---------
  Gross proceeds of redemption ...............     1,500.00
  Less CDSL (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09) ....................        (2.09)
                                                  ---------
  Net proceeds of redemption .................    $1,497.91
                                                  =========

     For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The CDSL will be waived or reduced in the following instances:


     (a) on redemptions following the death or disability (as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder or beneficial owner; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, minimum distribution requirements after attainment of age 701/2, or, for accounts established prior to January 1, 1998, attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) in whole or in part, in connection with automatic cash withdrawals; (f) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and (g) in connection with the redemption of shares of a Series if such Series is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.

     If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.


     SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments will not exceed the amounts of the sales loads retained by SFSI in respect of sales of shares of the Fund and the other Seligman Mutual Funds effected through participating dealers and shall be consistent with the Rules of the National Association of Securities Dealers, Inc. as then in effect.


TELEPHONE TRANSACTIONS



     A shareholder with telephone transaction privileges, and THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, has the ability to effect the following transactions via telephone: (i) redemption of Series shares with proceeds sent to the address of record (up to $50,000 per day per fund account), (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

     FOR INVESTORS WHO PURCHASED  SHARES BY COMPLETING AND SUBMITTING AN ACCOUNT
APPLICATION: Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.

     FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election form available from the broker/dealer of record.


     FOR ACCOUNTS REGISTERED AS IRAS: Telephone services will include only exchanges or address changes.


     FOR CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone redemptions are not permitted. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund must first provide a letter of authorization signed by the plan custodian or trustee, and provide a telephone services election form signed by each plan participant.


     All Seligman Mutual Fund accounts with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

     For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.


     During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Fund shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemption of Shares" below.) Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and a Series' net asset value may fluctuate during such periods.


     The Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES


     A shareholder may redeem shares held in book credit ("uncertificated") form without charge except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if the request is being sent by overnight delivery service to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable, by surrendering certificates in proper form to the same address. Certificates should be sent certified or registered mail. Return receipt is advisable; however, this may increase mailing time. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all shareowners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the Series name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

     If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.


     In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% described under "Purchase of Shares--Class A Shares--InitiaL Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order less the applicable CDSL as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.


     A shareholder may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL in the case of Class D shares). The Fund makes no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of regular trading on the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.

     TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000 per fund account. Proceeds will be sent to the address of record. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) will be processed at the Fund's net asset value determined as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. IRAs, group retirement plans, corporations and trusts for which the name of the current trustee does not appear in the account registration are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.


     For more information about telephone redemptions, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.


     GENERAL. With respect to shares redeemed, a check for the proceeds, less any applicable CDSL, will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven days after acceptance of the repurchase order and will be made payable to the investment dealer. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. No interest is paid on the redemption proceeds after the redemption but before the funds are paid. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


     The Fund reserves the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than a minimum specified by the Fund's Board of Directors, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of their investment in a Series is less than the specified minimum and that they have sixty days to make an additional investment.

     REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to another Series of the Fund or to one of the other Seligman Mutual Funds, a shareholder may, within 120 calendar days of the date of the redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Series or any of the other Seligman Mutual Funds. If a shareholder redeems Class B or Class D shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Series or of any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.

     Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of a Series' shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.


ADMINISTRATION, SHAREHOLDER
SERVICES AND DISTRIBUTION PLANS

     Under each Series' Administration, Shareholder Services and Distribution Plan (the "Plans"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of each Series' Class A, Class B and Class D shares. Payments under the Plans may include, but are not limited to:
(i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in a Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series' shareholders, and (iii) otherwise promoting the sale of shares of each Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSI's costs incurred in connection with its marketing efforts with respect to shares of the Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources which may include the management fee that the Manager receives from each Series.

     Under the Plans, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of such Series' Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25%, on an annual basis, payable quarterly, of the average daily net assets of a Series' Class A shares attributable to the particular Service Organization for providing personal services and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.

     Under the Plans, each Series reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of such Series' Class B and Class D shares. Proceeds from a Series' Class B distribution fees are used to pay Service Organizations a continuing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service
Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of sale of Class B shares. Proceeds from Class D distribution fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25%, on an annual basis, of the average daily net asset value of a Series' Class D shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from the Plan payments retained. Expenses of administration, shareholder services and distribution of a Series' Class B and Class D shares in one fiscal year may be paid from a Series' Class B and Class D Plan fees, respectively, received in any other fiscal year.


     The Plan as it relates to the Class A and Class D shares of the International Fund was first approved by the Fund's Board of Directors on July 15, 1993 and by the shareholders of the International Fund on September 21, 1993. The Plan as it relates to the Class A, B, and D shares of the Emerging Markets Growth Fund was first approved by the Fund's Board of Directors on March 21, 1996 and by the sole shareholder of each class of the Fund on May 10, 1996. The Plan as it relates to the Class A and Class D shares of the Global Growth Opportunities Fund was approved by the Fund's Board of Directors on September 21, 1995 and by the sole shareholder of the Global Growth Opportunities Fund on October 30, 1995. The Plan as it relates to the Class A and Class D shares of the Global Smaller Companies Fund was first approved by the Fund's Board of Directors on July 16, 1992 and by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The Plan as it relates to the Class A and Class D shares of the Global Technology Fund was first approved by the Directors on March 17, 1994 and by the sole shareholder of the Global Technology Fund on May 20, 1994. The Plan as it relates to Class B shares was approved by the Directors of the Fund on March 21, 1996. The Plans are reviewed by the Directors annually. The total amounts paid for the fiscal year ended October 31, 1997 in respect of each Series' Class A, Class B and Class D shares' average daily net assets pursuant to the Plans were as follows:



                                % OF AVERAGE NET ASSETS
                           ---------------------------------
        SERIES             CLASS A      CLASS B      CLASS D
        ------             -------      -------      -------
International Fund          .20%         1.00%        1.00%
Emerging Markets
  Growth Fund               .23%         1.00%        1.00%
Global Growth
  Opportunities Fund        .24%         1.00%        1.00%
Global Smaller
  Companies Fund            .24%         1.00%        1.00%
Global Technology
  Fund                      .25%         1.00%        1.00%



     Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for most shareholder accounts that do not have a designated broker/dealer of record, including all such shareholder accounts established after April 1, 1995, and receives compensation for providing personal service and account maintenance to such accounts of record.


EXCHANGE PRIVILEGE

     A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of another Series or for shares of any of the other Seligman Mutual Funds. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

     Class A, Class B and Class D shares may be exchanged only for Class A, Class B and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.


     If shares  that are subject to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the acquired shares, the applicable holding period shall be reduced by the period for which the original shares were held.


     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new

Class B shares. In addition, Class B shares of the Series acquired through exchange will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which such shares were exchanged.


     Aside from the Series described in this Prospectus, the Seligman Mutual Funds available under the Exchange Privilege are:

o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high-quality money market instruments. Shares are sold at net asset value.

o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

o SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

o SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value, income may be considered but will only be incidental to the fund's investment objective.

o SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

o SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

o SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states, are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

o SELIGMAN MUNICIPAL SERIES TRUST includes the Seligman California Municipal Quality Series, the Seligman California Municipal High-Yield Series, the Seligman Florida Municipal Series and the Seligman North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

o SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

o SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)


o SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, each of which seeks long-term capital appreciation by investing in equity securities of value companies primarily located in the U.S.

     All permitted exchanges will be based on the net asset values of the respective funds determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on that day. Telephone requests for exchanges must be received by the close of regular trading on the NYSE by Seligman Data Corp. at (800) 221-2450, and will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE will be processed at the net asset values per share calculated the following business day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. The method of receiving distributions, unless otherwise indicated, will be carried over to the new fund account, as will telephone services. Account services, such as Invest-A-Check(R) Service, Directed Dividends and Automatic Cash Withdrawal Service will not be carried over tO the new fund account unless specifically requested and permitted by the new fund. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be exchanged in proper form.

     The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

     A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

     Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE SERIES

     Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, the Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net assets. The Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.


DIVIDENDS AND GAIN DISTRIBUTIONS


     Dividends payable from each Series' net investment income are distributed at least annually. Payments vary in amount depending on income received from portfolio securities and the cost of operations. Each Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. Dividends and gains distributions will generally be taxable to shareholders in the year in which they are declared by the Fund if paid before February 1 of the following year.

     Shareholders   may  elect:   (1)  to  receive  both   dividends   and  gain
distributions in shares; (2) to receive dividends in cash and gain distributions in shares; or (3) to receive both dividends and gain distributions in cash.

Cash dividends and gain distributions are paid by check and sent to the shareholder's address of record.

     In the case of prototype retirement plans, dividends and capital gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or gain distribution.


     The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."


     Shareholders exchanging shares of a mutual fund for shares of another Seligman Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared and payable will be paid in cash regardless of the existing election. A transfer or exchange of all shares (closing an account), between the record date and payable date, will result in the value of dividends or gain distributions being paid to the new fund account in accordance with the option on the closed account, unless Seligman Data Corp. is instructed otherwise.

FEDERAL INCOME TAXES

     Each Series intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.


     Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from a Series' dividend income that would be eligible for the dividends received deduction if the Series were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

     Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from a Series' capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the a Series' capital gains from property held for more than eighteen months.

     Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Series.


     In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

     A Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

     Portions of a Series' investment income may be subject to foreign income taxes withheld at source. Each Series intends to operate so as to meet the requirements of the Code to enable it, subject to certain limitations imposed by the Code, to "pass through" to its shareholders credit for foreign taxes paid, but there can be no assurance that a Series will be able to do so. See "Taxes" in the Statement of Additional Information.

     UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

     Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.


SHAREHOLDER INFORMATION


     Shareholders will be sent reports semi-annually regarding the Fund. General information about the Fund and its Series may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States or (212) 850-1864 the New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp. at the same address or by calling toll-free by dialing (800) 221-2450 from all continental United States, or (212) 682-7600 outside the continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.


     24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

     ACCOUNT   SERVICES.   Shareholders  are  sent   confirmation  of  financial
transactions.

     Other investor services are available. These include:


     o INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically bY electronic funds transfer from a checking or savings account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH") or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a check for aT least $100 in conjunction with the monthly investment option or a check for at least $250 in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. By utilizing the Invest-a-Check(R) Service to establish an account, you are agreeing to continue the service until the Fund's minimuM investment is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. (See "Terms and Conditions.")


     o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.


     o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of a Series or another Seligman Mutual Fund. (Dividend checks must include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.) If the dividends are to be invested in a new fund account, the first investment must meet the required minimum purchase amount for such Fund.


     o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


     o AUTOMATIC CASH WITHDRAWAL SERVICE permits payments in fixed amounts of $50 or more at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Payments will be sent by check to the address designated by the shareholder who has current bank information on file with Seligman Data Corp. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals will be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class B and Class D shares may elect to use this service immediately, although certain withdrawals may be subject to a CDSL. (See "Terms and Conditions.")


     o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.

     o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.

     o COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

     TAX-DEFERRED RETIREMENT PLANS. Shares of each Series may be purchased for all types of tax-deferred retirement plans. SFSI makes available plans, plan forms and custody agreements for:

     --Individual Retirement Accounts (IRAs);


     --Savings Incentive Match Plans for Employees (SIMPLE IRAs);


     --Simplified Employee Pension Plans (SEPs);

     --Section 401(k) Plans for corporations and their employees;

     --Section 403(b)(7) Plans for employees of public school systems and certain non-profit organizations who wish to make deferred compensation arrangements; and


     --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, corporations and partnerships.


     These types of plans may be established only upon receipt of a written application form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an authorized dealer.

ADVERTISING A SERIES' PERFORMANCE

     From time to time, a Series advertises its "total return" and "average annual total return", each of which is calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in shares of Class A, Class B and Class D of a Series would have earned over a specified period of time (for example, one, five and ten year periods or since inception) assuming the payment of the maximum front-end sales load, if any (or CDSL upon redemption, if applicable), when the investment was made and that all distributions and dividends paid by the Series were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten year periods or since inception of the Series), i.e., the average annual compound rate of return. Total return and average annual total return may also be presented without the effect of an initial sales load or CDSL, as applicable. The total return and average annual total return for Class A shares of the International Fund quoted from time to time are not adjusted for the period prior to September 21, 1993 for the annual administration, shareholder services and distribution fee. Such fee, if reflected, would reduce the performance quoted. The waiver by the Manager and Subadviser of their fees and reimbursement of certain expenses during certain periods (as set forth under "Financial Highlights" herein) would positively affect the performance results quoted.


     From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent reporting service that monitors the performance of mutual funds. In calculating the total return of a Series' Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. A Series may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Series' performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WEISENBERGER MUTUAL FUND INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR,
FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSIONS AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.


ORGANIZATION AND CAPITALIZATION

     The International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund are each separate series of Seligman Henderson Global Fund Series, Inc., an open-end investment company incorporated under the laws of the state of Maryland on November 22, 1991. The name of the Fund was changed from Seligman International Fund Series Inc., to its present name on May 25, 1993. The Directors of the Fund are authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. To date, shares in the five Series described herein have been authorized. Shares of capital stock of each Series have a par value $.001 and are divided into three classes. Each share of a Series' Class A, Class B and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have non-cumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

                              TERMS AND CONDITIONS
                           GENERAL ACCOUNT INFORMATION
   Investments will be made in as many shares of a Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. will cancel the purchase and may redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution to be effective for such dividend or distribution. Stock certificates will not be issued, unless requested. Replacement stock certificates and certain waiver of probate procedures will be subject to a surety fee.

                            INVEST-A-CHECK(R) SERVICE
    The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by thE shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be invested in the shareholder's account on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. By utilizing the Invest-A-Check(R) Service to establisH an account, you are agreeing to continue the Service until the Fund's minimum investment amount is met. If you elect to cancel the Service prior to meeting the minimum, your account may be subject to closure. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned uncollectable, Seligman DatA Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the causE of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder or Seligman DatA Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event the shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be terminated in the Seligman Mutual Fund that was closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a check for at least $100 in connection with the monthly investment option or a check for at least $250 in connection with the quarterly investment option. If the shareholder uses the Invest-A-Check(R) Service to make an IRA or group retirement plan investment, the purchase will be credited as a current year contribution.

                        AUTOMATIC CASH WITHDRAWAL SERVICE
    A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the net asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday), less, in the case of Class B or Class D shares, any applicable CDSL. Automatic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more will be subject to a CDSL if made within eighteen months of purchase of such shares. Under this Service, a Class B, or Class D shareholder who requests both dividends and capital gain distributions in additional shares may withdraw up to 12%, or 10%, respectively, of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A minimum payment amount of $50 per cycle is needed to establish this Service. A shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This Service is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.


                      LETTER OF INTENT--CLASS A SHARES ONLY
    Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid directly to the shareholder or credited to the shareholder's account. All shares held in escrow will be deposited into the shareholder's account in book credit form, or, if requested, delivered to the shareholder upon completion of the Letter of Intent. The shareholder may include toward completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, the shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

    Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

SELIGMAN HENDERSON
GLOBAL FUND SERIES, INC.
--------------------------------------------------------------------------------
Seligman Henderson International Fund
Seligman Henderson Emerging Markets Growth Fund
Seligman Henderson Global Growth
Opportunities Fund
Seligman Henderson Global Smaller
Companies Fund
Seligman Henderson Global Technology Fund

================================================================================


100 Park Avenue
New York, New York 10017


INVESTMENT MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, New York 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, New York 10017

PORTFOLIO SECURITIES CUSTODIAN
Morgan Stanley Trust Company (NY)
One Pierrepont Plaza
Brooklyn, New York 11201


GENERAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

EQSH1 3/98


================================================================================
                                   PROSPECTUS




                      Seligman Henderson International Fund

                 Seligman Henderson Emerging Markets Growth Fund

               Seligman Henderson Global Growth Opportunities Fund

                        Seligman Henderson Global Smaller
                                 Companies Fund

                    Seligman Henderson Global Technology Fund



                                  March 1, 1998








================================================================================
                           A CAPITAL APPRECIATION FUND